Business acquisitions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business acquisitions
Business acquisitions
For the year-ended December 31, 2017
There were no business acquisitions undertaken in the year ended December 31, 2017.
For the year-ended December 31, 2016
There were no business acquisitions undertaken in the year ended December 31, 2016
For the year-ended December 31, 2015
West Polaris Acquisition
On June 19, 2015, our 58% owned subsidiary, Seadrill Operating LP, completed the purchase (the "Polaris Acquisition") of 100% of the ownership interests in Seadrill Polaris Ltd. ("Seadrill Polaris") the entity that owns and operates the drillship the West Polaris (the "Polaris Business") from Seadrill. Seadrill Operating LP is 42% owned by Seadrill.
The initial consideration for the Polaris Acquisition was comprised of $204.0 million of cash and $336.0 million of debt outstanding under the existing facility financing the West Polaris.
In addition, Seadrill Operating LP issued a note (the "Seller's Credit") of $50.0 million to Seadrill, payment of which is contingent on the future re-contracted dayrate for the West Polaris. The Seller's Credit is due in 2021 and bears an interest rate of 6.5% per annum. During the three-year period following the completion of the current drilling contract with ExxonMobil, the Seller's Credit may be reduced if the average contracted dayrate (net of commissions) for the period, adjusted for utilization, under any replacement contract is below $450,000 per day until the Seller's Credit's maturity in 2021. Should the average dayrate of the replacement contract be above $450,000 per day, the entire Seller's Credit must be paid to Seadrill upon maturity of the Seller's Credit in 2021.
In addition, Seadrill Polaris may be required to make further contingent payments to Seadrill based upon the West Polaris's operating dayrate until March 2025. At the time of acquisition, the West Polaris was contracted with ExxonMobil on a dayrate of $653,000 per day until March 2018. Under the terms of the acquisition agreement, Seadrill Polaris agreed to pay Seadrill (a) any dayrate it received in excess of $450,000 per day, adjusted for daily utilization, through the remaining term, without extension, of the ExxonMobil contract (the "Initial Earn-Out") and (b) after the expiration of the term of the existing contract until March 2025, 50% of any dayrate above $450,000 per day, adjusted for daily utilization, tax and agency commission (the "Subsequent Earn-Out").
In connection with the completion of the Polaris Acquisition, Seadrill Polaris as borrower, entered into an amendment and restatement of the $420.0 million term loan facility secured by the West Polaris (the "West Polaris Facility"). Please refer further to Note 11 "Debt".
The fair value of the total consideration paid was $374.6 million, was comprised of cash of $204.0 million, the Seller's Credit, which had a fair value of $44.6 million as of the acquisition date, contingent consideration with a fair value of $95.3 million as of the acquisition date, and a working capital adjustment which increased consideration by $30.7 million.
The following table summarizes the consideration paid, and the amounts of the assets and liabilities recognized at the acquisition date.

(In US$ millions)	June 19, 2015
Consideration
Cash	$204.0
Contingent consideration	95.3
Seller's Credit	44.6
Plus: Working capital adjustment	30.7
Fair value of total consideration transferred	$374.6

Recognized amounts of identifiable assets acquired and liabilities assumed at estimated fair value
Cash	$20.0
Current assets	52.1
Intangible asset - favorable drilling contract	124.3
Drilling unit	575.3
Long term interest bearing debt	(336.0)
Current liabilities	(20.2)
Non-current liabilities	(1.3)
Total identifiable net assets at acquisition	$414.2

Measurement period adjustment	$(30.3)
Gain on bargain purchase	(9.3)
Total	$374.6

We estimated the fair value of the West Polaris drilling unit using an income approach with market participant based assumptions, including estimates of future dayrates, drilling unit utilization, operating costs, capital and long term maintenance expenditures and applicable tax rates. The cash flows were estimated over the remaining useful economic life of the drilling unit. At the acquisition date, the cash flows were discounted using an estimated market participant weighted average cost of capital of 8.5%. The estimated fair value of the West Polaris drilling unit was $575.3 million at the acquisition date.
The fair value of the West Polaris drilling contract was determined using an "excess earnings" technique where the terms of the contract were assessed relative to current market conditions. At the acquisition date, the fair value of the favorable contract was recognized as an intangible asset totaling $124.3 million. This intangible asset was amortized over the remaining contract term.
The fair value of trade receivables was $31.9 million at the acquisition date, which was also the gross contractual amount. All amounts have since been collected.
At the time of acquisition, the fair value of contingent consideration consisted of the fair value of the Initial Earn-Out of $61.8 million, the fair value of the Subsequent Earn-Out of $33.5 million and the fair value of the Seller's Credit of $44.6 million. The fair value as of the acquisition date was determined using future estimated contract revenues based upon estimates of re-contracted dayrate, average utilization, less any expected commissions and taxes. The contingent consideration has been discounted to present value using a discount rate of 8.5%.
Acquisition related transaction costs consisted of various advisory, legal, accounting, valuation and other professional fees of $0.7 million, which were expensed as incurred and are presented in the Statement of Operations within general and administrative expenses.
Measurement period adjustment
At the acquisition date, we initially recognized a gain on bargain purchase from the Polaris Acquisition of $39.6 million, which was the excess of the total identifiable net assets acquired over the consideration transferred. In February 2016, customer ongoing negotiations were concluded and the customer contract for the West Polaris was adjusted to $490,000 per day. This provided further information regarding the value of the favorable contract intangible asset and the Initial Earn-Out. The information was further evidence of a condition that existed at the time of the acquisition and therefore was accounted for as a measurement period adjustment. The favorable contract intangible asset and the Initial Earn-out liability were reduced by $47.9 million and $17.6 million, respectively. As a result, we reduced the gain on bargain purchase for the Polaris Acquisition by $30.3 million. The final gain on bargain purchase was therefore $9.3 million. This was classified in a separate line item "Gain on bargain purchase" in the Consolidated Statement of Operations.
Pro-forma information
In the consolidated statement of operations, $131.6 million of revenue and $7.8 million of net income have been included from the acquisition date of the Polaris Business until December 31, 2015.
The pro forma revenue and pro forma net income of the combined entity for the year ended December 31, 2015 and December 31, 2014, had the acquisition date been January 1, 2014 are as follows:

	Year ended December 31,
(In US$ millions)	2015		2014
	Seadrill Partners LLC as reported	Supplemental pro forma combined entity	Seadrill Partners LLC as reported	Supplemental pro forma combined entity
Total Revenue	$1,741.6	$1,851.3	$1,342.6	$1,564.1
Net Income	488.4	535.7	314.6	388.9
Net income attributable to Seadrill Partners LLC members	257.2	284.6	138.2	181.3